Exhibit 99.2
Second Quarter 2006 Earnings Conference Call July 27, 2006

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement sales growth initiatives in our FMS business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals particularly with respect to pension, taxes and revenue, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Second Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

2nd Quarter Results Overview Earnings per diluted share were $1.13, up 15% from $0.98 in 2Q05 2Q06 and 2Q05 included $0.11 and $0.12 income tax benefit, respectively Comparable earnings per diluted share were $1.02, up 19% from $0.86 in 2Q05 Total revenue up 15% and operating revenue up 6% reflecting growth in all business segments Fleet Management Solutions (FMS) total revenue up 8% and operating revenue up 2% vs. prior year Full service lease revenue increased 3% Commercial rental revenue down 2%; higher pricing partially offsetting lower fleet count FMS net before tax earnings (NBT) up 7% FMS NBT percent of operating revenue up 60 basis points to 13.0% FMS earnings positively impacted by improved North American lease and rental results, partially offset by higher compensation related costs in North America and lower margins in the U.K. business

2nd Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 34% (and operating revenue up 17%) vs. prior year, reflecting increased managed subcontracted transportation, higher volumes, and new and expanded business SCS net before tax earnings (NBT) up 117% SCS NBT percent of operating revenue up 290 basis points to 6.2% SCS NBT percent of operating revenue would be 5.3% excluding $2.5 million contract termination benefit SCS earnings positively impacted by higher volumes, and new and expanded business Dedicated Contract Carriage (DCC) total revenue up 7% (and operating revenue up 7%) vs. prior year; increase due to higher fuel costs passed through to customers as well as expanded and new business DCC net before tax earnings (NBT) up 16% DCC NBT percent of operating revenue up 60 basis points to 8.0% DCC earnings positively impacted by revenue growth from new and expanded business Central Support Services costs unchanged from prior year 2Q06 included a $1.3 million charge associated with a discontinued operation

Key Financial Statistics Second Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted Transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions, Except Per Share Amounts)

Key Financial Statistics Year-to-Date (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted Transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions, Except Per Share Amounts)

Business Segment Second Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. ($ Millions)

Business Segment Year-to-Date ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

Capital Expenditures Year-to-Date ($ Millions)

Free Cash Flow (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures Year-to-Date ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $221 million as of 6/30/06 and 12/31/05, and $189 million as of 6/30/05. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Capital Expenditures Outlook Strong new lease sales activity driving higher expected full year 2006 capital spending. No material change in replacement lease capital forecast. Increased capital spending would largely impact 2007 lease revenue and earnings. No material change to 2006 lease revenues due to timing of sales activity and vehicle delivery times. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. ($ Millions)

Ryder Cash & Growth Equation Outlook Cash Capital Expenditures Significant and predictable cash generation ... Investing in equipment replacement and growth ... Net income, depreciation & used vehicles driving cash Growth Exceeding 2006 Plan Free Cash Flow (d) $140 MM $(221) MM (c) $(300) MM (a) Used vehicles sales proceeds (b) Includes cash from operations plus collection of direct finance leases (c) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. (d) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures 2004 2005 2006 1 0.9 1 0.3 0.3 0.4 $B UVS (a) Operating Cash Flow (b) $1.3 $1.2 $1.4 2004 2005 2006 1.2 1.3 1.7 0.1 0.1 0.1 $1.3 $1.4 $1.8 $B Property & Equipment Revenue Earning Equipment On Plan Variance vs. Plan + 0.2 B Variance vs. Plan - 0.2 B Midpoint

2004 2005 2006 7.3 7.5 7.9 2004 2005 2006 331 357 400 Driving growth in Assets Under Management (AUM) ... Driving income growth and a strong balance sheet Total Obligations / Equity % (a) 129% 151% 159% Assets Under Management Earnings Before Income Taxes 8.2% 20.8% $ B $ MM Driving Growth Well Positioned for 2007 AUM is Growth Engine Ryder Cash & Growth Equation Outlook $7.3 $7.5 $7.9 $331 $357 $400 Variance vs. Plan + 0.2 B Earnings Forecast Above Plan Midpoint (a) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures

Contents Second Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of used vehicles sold in the second quarter was 5,375; down 6% compared with prior year Retail vehicles sold were up 1% vs. prior year period Retail sales proceeds per unit were up 4% on tractors and down 1% on trucks in the second quarter compared with prior year Vehicles no longer earning revenue are 5,758; down 1,717 or 23% vs. prior year driven primarily by a lower UTC inventory 3,410 of these units are held for sale at the used truck centers Commercial rental fleet down 1,867 units or 5% from prior year as planned

Contents Second Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook ($ Earnings Per Share) Increasing our full year 2006 earnings forecast which, including the $0.11 tax benefit, is now $4.00 to $4.10 per share. Current quarterly forecast for EPS is as follows:

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Fleet Management Solutions (FMS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Supply Chain Solutions (SCS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Dedicated Contract Carriage (DCC) Second Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Dedicated Contract Carriage (DCC) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Central Support Services (CSS) Second Quarter ($ Millions)

Central Support Services (CSS) Year-to-Date ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements 1H01 2323 1500 3502 903 1H02 3357 2983 3284 601 1H03 2895 2444 2684 465 1H04 2977 1544 2354 577 1H05 1959 1728 2355 884 1H06 2037 1985 1877 708 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle. (b)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Free Cash Flow -270 126 366 260 140 -221 -300 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Lease 974 399 452 459 863 1082 1483 Rental 190 131 19 220 242 252 200 Other 23 51 85 0 0 0 0 PPE 102 76 44 46 60 77 100 $1,289 $600 $725 $1,165 $657 $1,411 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Balance Sheet Debt to Equity 1.61 1.39 1.4 1.35 1.18 1.43 1.54 Total Obligations to Equity 1.14 0.95 0.61 0.11 0.11 0.08 0.05 275% 234% 159% 146% 129% 151% Debt to Equity Ratio Free Cash Flow (2) ($ Millions) Gross Capital Expenditures ($ Millions) (2) 2000 2001 2002 2003 2004 2005 (3) 2006 Forecast Midpoint $1,783 201%

Assets Under Management (a) ($ Millions) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2006.

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of tax benefits recognized June 2006 and 2005, respectively. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the tax benefits in those periods. ($ Millions)

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (3) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)